Exhibit 10.4

Equity Disposal Agreement

This Equity Disposal Agreement (hereinafter referred to as the “Agreement”) was made and entered into by and between the following parties (hereinafter referred to as the “Parties”) in the People’s Republic of China on December 29, 2021:

Party A: Shenzhen Pengze Future Technology Co., Ltd. (hereinafter referred to as “Pengze Future”)

Add.: Room 104, Building 4, Dongya Factory Building, No. 6 Nanling North Road, Nanling Village Community, Nanwan Subdistrict, Longgang District, Shenzhen

Party B:

Shenzhen Jiajun Enterprise Management Partnership (Limited Partnership)

Unified Social Credit Code: 91440300MA5H0JYBXX

Add.: Room 201, Building B, No. 15, Liangang Road, Hehua Community, Pinghu Subdistrict, Longgang District, Shenzhen

Dongguan Zhihe Enterprise Management Partnership (Limited Partnership)

Unified Social Credit Code: 91441900MA576W7K02

Add.: Room 102, No. 21, Shennan Road, Tangxia Town, Dongguan, Guangdong Province

Yangpu Ruiheng Enterprise Management Partnership (Limited Partnership)

Unified Social Credit Code: 91460300MAA92P5X4B

Add.: Room D034, Office Building 2, Bonded Port Area, Xinyingwan District, Yangpu Economic Development Zone, Hainan Province

Haikou Jintou Enterprise Management Partnership (Limited Partnership)

Unified Social Credit Code: 91460000MAA92KH58N

Add.: Room A101-93, 4F, Joint Inspection Building, Haikou Comprehensive Bonded Zone, Haikou Free Trade Zone, Haikou, Hainan Province

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Zhang Weilai, ID card No.: 340827197411140037

Add.: No. 88, Huiyuan East Road, Jinjiang District, Chengdu, Sichuan Province

Liang Wenhao, ID Card No.: 340203197903080014

Add.: Room 22A503, Guifangyuan, Buji Subdistrict, Longgang District, Shenzhen

Fang Bendian, ID Card No.: 362331196509101333

Add.: No. 27, Qianjie Village, Zibu Town, Wannian County, Shangrao, Jiangxi Province

Shanghai Hezhuo Enterprise Management Center (Limited Partnership)

Unified Social Credit Code: 91310000MA1H3KRH6K

Add.: Building C, No. 888, Huanhu West Second Road, Lingang New Area, China (Shanghai) Pilot Free Trade Zone

Party C: Shenzhen Gongwuyuan Network Technology Co., Ltd. (hereinafter referred to as “Gongwuyuan”)

Add.: 437(H), No. 5, Gaoerfu Avenue, Guangpei Community, Guanlan Subdistrict, Longhua District, Shenzhen

Whereas:

1.	Party A is a foreign-invested enterprise legally incorporated and validly existing in the People’s Republic of China;

2.	Party C is a limited liability company incorporated in the People’s Republic of China;

3.	All members of Party B are Gongwuyuan’s shareholders (collectively called the “Authorizing Party” or “Party B”), holding 95% equity of Gongwuyuan in total. Among them, Shenzhen Jiajun Enterprise Management Partnership (Limited Partnership) holds 40% equity, Dongguan Zhihe Enterprise Management Partnership (Limited Partnership) holds 13.55% equity, Yangpu Ruiheng Enterprise Management Partnership (Limited Partnership) holds 12.15% equity, Haikou Jintou Enterprise Management Partnership (Limited Partnership) holds 11.4% equity, Zhang Weilai holds 9% equity, Liang Wenhao holds 4% equity, Fang Bendian holds 3% equity, and Shanghai Hezhuo Enterprise Management Center (Limited Partnership) holds 1.9% equity.

4.	Party A and Party B have signed the Equity Pledge Agreement, under which Party B provides a guarantee for the performance of the obligations of Gongwuyuan under the Exclusive Consulting and Service Agreement signed with Party A. The Parties have reached the following agreements in order to ensure the security of the Pledge and in consideration of the technical support provided by Party A to Gongwuyuan and the good cooperative relationship between the Parties,

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1.	Grant of Option

1.1	Grant

The Parties agree that Party A shall have the exclusive option from the effective date of the Agreement unless it has been disclosed to Party A and expressly approved in writing by Party A in advance. In accordance with the provisions hereof, Party A or the third party designated by Party A (hereinafter referred to as the “Designated Person”) shall purchase all or part of the 95% equity held by the Authorizing Party in Gongwuyuan at any time at the lowest price allowed by laws and regulations of the People’s Republic of China upon exercise of the option at the time of exercise. Party B agrees that if Party B, as shareholders of Party C, legally receives dividends, bonuses or remaining property from Party C before Party B transfers 95% equity in Party C to Party A, Party B shall pay all such income to Party A immediately upon receipt of such income in the premise of in compliance with the laws of the People’s Republic of China and after paying the taxes and fees required by the laws of the People’s Republic of China.

The Parties agree that Party A shall have the exclusive option from the effective date of the Agreement unless it has been disclosed to Party A and expressly approved in writing by Party A in advance. In accordance with the provisions hereof, Party A or the third party designated by Party A shall purchase all or part of the 95% assets of Gongwuyuan at any time at the lowest price allowed by laws and regulations of the People’s Republic of China upon exercise of the option at the time of exercise.

The above option shall be granted to Party A upon the execution and effectiveness of the Agreement by the Parties, and such authorization, once granted, shall not be revoked or changed during the term of the Agreement (including any extension pursuant to Clause 1.2 below).

1.2	Term

The Agreement is executed by the Parties and comes into effect on the date first above written. The term of the Agreement shall be ten (10) years from the effective date of the Agreement. Before the expiration of the Agreement, if required by Party A, the Parties shall extend the term of the Agreement as required by Party A and sign a separate equity disposal agreement or continue to perform the Agreement as required by Party A.

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2.	Exercise of Option and Closing

2.1	Time of Exercise

2.1.1	The Authorizing Party agrees that Party A may exercise all or part of the option hereunder at any time after the Agreement is executed and comes into effect, as permitted by the laws and regulations of the People’s Republic of China.

2.1.2	The Authorizing Party agrees that there is no limit on the number of times that Party A exercises the option unless it has acquired and held 95% equity and assets of Gongwuyuan.

2.1.3	The Authorizing Party agrees that Party A may designate a third party to exercise the option on its behalf, provided that Party A shall notify the Authorizing Party in writing in advance when exercising the option.

2.2	Disposal of Exercise Price

The Authorizing Party and Party C agree that the entire exercise price thus obtained by the Authorizing Party shall be presented to Gongwuyun free of charge when Party A exercises the option or such exercise price shall be transferred from the Authorizing Party to Gongwuyuan in any other manner agreed by Party A in writing.

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2.3	Transfer

The Authorizing Party and Party C agree that the option hereunder may be transferred in part or in whole by Party A to a third party without the prior consent of the Authorizing Party. Such third party shall be deemed as one of the signatories hereto to exercise the option in accordance with the conditions hereof and undertake the rights and obligations of Party A hereunder.

2.4	Notice of Exercise

If Party A exercises the option, Party A shall notify the Authorizing Party in writing ten (10) working days prior to the Closing Date (as defined below), and the following clauses shall be specified in the notice:

2.4.1	Effective closing date of the equity or assets after the exercise of the option (hereinafter referred to as the “Closing Date”);

2.4.2	Name or title of the registered holder of the equity or assets after the exercise of the option;

2.4.3	Number and proportion of equity purchased from the Authorizing Person, or the details and quantity of assets;

2.4.4	Exercise price and its payment method;

2.4.5	Letter of Authorization (if exercised by the third party designated by Party A).

The Parties agree that Party A may at any time designate a third party and exercise the option and register equity or assets in the name of such third party.

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2.5	Equity Transfer

When Party A exercises the option every time, within ten (10) working days after receiving the notice of exercise given by Party A pursuant to Clause 2.4 hereof:

(1)	The Authorizing Party shall cause Gongwuyuan to hold a shareholders’ meeting in time, at which the resolution of the shareholders’ meeting approving the transfer of the equity to Party A and (or) the third party designated by the Authorized Party shall be adopted;

(2)	The Authorizing Party shall enter into a transfer agreement with Party A (or, where applicable, the third party designated by Party A) that is substantially the same as the Equity Transfer Agreement listed in Annex 1 hereto;

(3)	The members of Party B shall enter into all other required contracts, agreements or documents, obtain all required governmental approvals and consents, and take all required actions without any security interest, transfer the effective ownership of the purchased equity to Party A and/or the third party designated by Party A, and make Party A and/or the third party designated by Party A become the industrial and commercial registered owner of the purchased equity, and submit to Party A or the third party designated by Party A the latest business license, Articles of Association and other relevant documents issued or filed and registered by the relevant competent authorities of the People’s Republic of China, which shall reflect the equity change of Gongwuyuan, changes of directors and legal representative, etc.

2.6	Asset Transfer

When Party A exercises the option every time, within ten (10) working days after receiving the notice of exercise given by Party A pursuant to Clause 2.4 hereof:

(1)	Gongwuyuan shall timely convene (execute) a meeting of the Board of Directors or the shareholders’ meeting in accordance with its Articles of Association, at which a resolution approving the transfer of assets of Gongwuyuan to Party A and/or the third party designated by Party A shall be adopted;

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(2)	Gongwuyuan shall enter into a transfer agreement with Party A (or, where applicable, the third party designated by Party A) for the transfer of the relevant assets;

(4)	Gongwuyuan shall enter into all other required contracts, agreements or documents, obtain all required governmental approvals and consents, and take all required actions without any security interest, transfer the effective ownership of the purchased assets to Party A and/or the third party designated by Party A, and make Party A and (or) the third party designated by Party A become the registered right holder of the purchased assets (if applicable).

3.	Representations and Warranties

3.1	The Authorizing Party represents and warrants that:

3.1.1	It owns complete right and authority to enter into and perform the Agreement.

3.1.2	The performance of the Agreement and its obligations hereunder does not violate any laws, regulations or other agreements binding on it, and does not require the approval or authorization of governmental authorities.

3.1.3	There are no lawsuits, arbitration or other judicial or administrative proceedings that are pending or may materially affect the performance of the Agreement.

3.1.4	It has disclosed to Party A all the circumstances that may adversely affect the performance of the Agreement;

3.1.5	It has not been declared bankrupt and its financial position is stable and sound.

3.1.6	The equity held in Gongwuyuan is free from any pledge, guarantee, liability or other third-party encumbrance, and free from recourse by a third party, except as agreed in the Equity Pledge Agreement executed by Party A and Party B.

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3.1.7	It will not set any pledge, liability or other third-party encumbrance on the equity it holds in Gongwuyuan and will not dispose of the equity held by it to any person other than Party A or the third party designated by Party A by transfer, gift, pledge or other means.

3.1.8	The option granted to Party A shall be exclusive, and the Authorizing Party shall not grant the option or similar rights to any person other than Party A or the third party designated by Party A in any other means.

3.1.9	During the term of the Agreement, the business operated by Gongwuyuan complies with laws, regulations, provisions and management regulations and guidelines issued by other competent governmental authorities and there are no circumstances that violate the above regulations and cause material adverse effects on the business or assets operated by the Company.

3.1.10	It maintains the existence of Gongwuyuan in accordance with sound financial and commercial standards and practices. It operates its business and handles its affairs in a prudent and efficient manner, and makes its best efforts to ensure that Gongwuyuan continues to operate with all necessary permits, licenses and approvals, and ensure that such permits, licenses and approvals are not revoked, withdrawn or declared invalid.

3.1.11	At the request of Party A, it will provide Party A with all information on the operation and finance of Gongwuyuan.

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3.1.12	Before Party A (or the third party designated by Party A) exercises the option to acquire 95% equity or assets of Gongwuyuan, unless expressly consented by Party A (or the third party designated by Party A) in writing, Gongwuyuan shall not:

(a)	Sell, transfer, mortgage or otherwise dispose of any asset, business or income, or allow any other security interest to be created on them (except for these that have been disclosed to Party A and which have been expressly consented in writing in advance by Party A);

(b)	Enter into transactions that will materially and adversely affect its assets, responsibilities, operations, equity and other legitimate rights (except for these that have been disclosed to Party A and which have been expressly consented in writing in advance by Party A);

(c)	Distribute dividends and bonuses in any form to all shareholders;

(d)	Incur, inherit, guarantee or permit to subsist any debt, except for (i) debts arising in the normal or daily course of business other than through borrowing; (ii) debts that have been disclosed to Party A and which have been expressly consented in writing in advance by Party A;

(e)	Enter into any material contracts, other than contracts entered into in the normal course of business (for the purposes of this paragraph, a contract is considered material if its value exceeds CNY 1 million);

(f)	Increase or decrease the registered capital of Gongwuyuan by resolution of the Shareholders’ Meeting, or otherwise change the structure of the registered capital;

(g)	Supplement, modify or amend the Articles of Association of Gongwuyuan in any way;

(h)	Merge or associate with any person, or acquire any person or invest in any person.

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3.1.13	Before Party A (or the third party designated by Party A) exercises the option to acquire 95% equity or assets of Gongwuyuan, unless expressly consented by Party A (or the third party designated by Party A) in writing, Party B shall not jointly or unilaterally:

(a)	Supplement, modify or amend the Articles of Association of Gongwuyuan in any way, and such supplement, modification or amendment will materially and adversely affect the assets, liabilities, operations, equity and other legitimate rights of Gongwuyuan (except in the case of a proportionate increase in capital to meet legal requirements), or may affect the effective performance of the Agreement and other agreements executed by Party A, Party B and Gongwuyuan.

(b)	Cause Gongwuyuan to enter into transactions that will materially and adversely affect Gongwuyuan’s assets, responsibilities, operations, equity and other legitimate rights (except for these that have been disclosed to Party A and which have been expressly consented in writing in advance by Party A);

(c)	Cause the Shareholders’ Meeting of Gongwuyuan to adopt a resolution on the distribution of dividends and bonuses;

(d)	Sell, transfer, mortgage or otherwise dispose of the legitimate or beneficial rights of any equity and assets of Gongwuyuan (except for these that have been disclosed to Party A and which have been expressly consented in writing in advance by Party A), or allow any other security interest to be created on them since the effective date of the Agreement;

(e)	Cause the Shareholders’ Meeting of Gongwuyuan to approve to sell, transfer, mortgage or otherwise dispose of the legitimate or beneficial rights of any equity and assets (except for these that have been disclosed to Party A and which have been expressly consented in writing in advance by Party A), or allow any other security interest to be created on them;

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(f)	Cause the Shareholders’ Meeting of Gongwuyuan to approve to merge or associate with any person, or acquire any person or invest in any person, or reorganize in any other form;

(g)	Independently wind up, liquidate or dissolve Gongwuyuan.

3.1.14	Before Party A (or the third party designated by Party A) exercises the option to acquire 95% equity or assets of Gongwuyuan, Party B makes the commitment to:

(a)	Promptly notify Party A in writing of any litigation, arbitration or administrative proceedings that occur or may occur with respect to the interests or major assets of Gongwuyuan owned by it, or any circumstance that may have any adverse effect on such equity;

(b)	Cause the Shareholders’ Meeting of Gongwuyuan to review and approve the transfer of the purchased equity specified herein, and cause Gongwuyuan to modify its Articles of Association to reflect the transfer of equity from Party B to Party A and/or the third party designated by Party A and other changes stated herein, immediately apply to the competent authority in the People’s Republic of China for approval (if such approval is required by law) and handle the change registration, cause Gongwuyuan to approve the appointment of the persons designated by Party A and (or) the third party designated by Party A as new directors (or new executive director) and new legal representative through the resolution of Shareholders’ Meeting;

(c)	Execute all necessary or appropriate documents in order to maintain its legal and valid title to the equity and assets of Gongwuyuan, take all necessary or appropriate actions and make all necessary or appropriate complaints or defend all claims as necessary and appropriate in order to maintain its legal and effective ownership of the rights and assets of Gongwuyuan;

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(d)	Unconditionally and immediately transfer its equity or assets in Gongwuyuan to the third party designated by Party A at any time at the request of Party A from time to time, and waive its preemptive right to purchase the aforesaid equity transfer of other existing shareholders;

(e)	Strictly abide by the provisions of the Agreement and other contracts executed jointly or respectively by and between all members of Party B and Party A, and earnestly perform its obligations under such contracts, and do not do any act/omission that could affect the validity and enforceability of such contracts.

3.2	Commitment

The Authorizing Party makes the commitment to Party A that the Authorizing Party shall bear all the expenses arising from the equity transfer, and handle all the necessary formalities for Party A and/or the third party designated by Party A to become a shareholder of Gongwuyuan. The formalities include but are not limited to the assistance for Party A in obtaining necessary approvals from governmental authorities for equity transfer, submission of equity transfer agreements, resolutions of the Shareholders’ Meeting and other documents to relevant market supervision and management authorities, and the amendment of the Articles of Association, the register of shareholders and other constitutional documents of the Company

3.3	All members of Party B hereby jointly and severally represent and warrant to Party A on the date of execution of the Agreement and on each closing date as follows:

(1)	They have the right and capacity to enter into and deliver the Agreement and any equity transfer agreement to which they are a party entered into pursuant to the Agreement for each transfer of the purchased equity (the “Transfer Agreement”) and to perform their obligations under the Agreement and any Transfer Agreement. The Agreement and each Transfer Agreement to which they are a party, upon execution, shall constitute legal, valid and binding obligations and shall be enforceable against them in accordance with their terms;

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(2)	Neither the execution and delivery of the Agreement or any Transfer Agreement nor the performance of their obligations under the Agreement or any Transfer Agreement will not: (i) result in violation of any relevant laws and regulations of the People’s Republic of China; (ii) conflict with their Articles of Association or other organizational documents; (iii) cause a breach of any contract or document to which they are a party or binding on them; (iv) result in a breach of any conditions relating to the grant and/or continuation of any license or approval granted to them; or (v) cause any license or approval granted to them to be suspended, revoked or conditioned;

(3)	All members of Party B have sound and marketable ownership over 95% equity of Gongwuyuan. Neither member of Party B has set any security interest in the above equity;

(4)	Gongwuyuan is not subject to any outstanding debts, except for (i) debts incurred in the normal course of its business, and (ii) debts that have been disclosed to Party A and which have been expressly consented in writing in advance by Party A;

(5)	Gongwuyuan complies with all laws and regulations applicable to the acquisition of equity and assets;

(6)	There are no ongoing or pending or potential litigation, arbitration or administrative proceedings related to the equity and assets of Gongwuyuan, or related to Gongwuyuan.

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3.4	Gongwuyuan represents and warrants as follows:

3.4.1	It owns complete right and authority to enter into and perform the Agreement.

3.4.2	The performance of the Agreement and its obligations hereunder does not violate any laws, regulations or other agreements binding on it, and does not require the approval or authorization of governmental authorities.

3.4.3	There are no lawsuits, arbitration or other judicial or administrative proceedings that are pending or may materially affect the performance of the Agreement.

3.4.4	It has disclosed to Party A all the circumstances that may adversely affect the performance of the Agreement.

3.4.5	It has not been declared bankrupt and its financial position is stable and sound.

3.4.6	Except for these disclosed to Party A, the assets of Gongwuyuan are free from any pledge, guarantee, liability or other third-party encumbrance, and free from recourse by a third party, except as agreed in the Equity Pledge Agreement executed by Party A and Party B;

3.4.7	Without the prior consent of Party A, it will not set any pledge, mortgage, liability or other third-party encumbrance on the assets of Gongwuyuan and will not dispose of the assets held by it (except for these that have been disclosed to Party A and which have been expressly consented in writing in advance by Party A) to any person other than Party A or the third party designated by Party A by transfer, gift, mortgage, pledge or other means.

3.4.8	The option granted to Party A shall be exclusive, and Gongwuyuan shall not grant the option or similar rights to any person other than Party A or the third party designated by Party A in any other means.

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3.4.9	During the term of the Agreement, the business operated by Gongwuyuan complies with laws, regulations, provisions and management regulations and guidelines issued by other competent governmental authorities and there are no circumstances that violate the above regulations and cause material adverse effects on the business or assets operated by the Company.

3.4.10	It maintains the existence of Gongwuyuan in accordance with sound financial and commercial standards and practices. It operates its business and handles its affairs in a prudent and efficient manner, and makes its best efforts to ensure that Gongwuyuan continues to operate with all necessary permits, licenses and approvals, and ensure that such permits, licenses and approvals are not revoked, withdrawn or declared invalid.

3.4.11	At the request of Party A, it will provide Party A with all information on the operation and finance of Gongwuyuan.

3.4.12	It will take all reasonable and necessary measures and operate the business of Gongwuyuan in an effort to maintain and increase the value of Gongwuyuan’s assets.

4.	Taxes

Taxes and fees incurred by each party in the performance of the Agreement shall be borne by each party.

5.	Breach of Agreement

5.1	If Party B or Party C violates the Agreement or any of its representations and warranties hereunder, Party A may notify the breaching party in writing to require it to correct the breach within ten (10) days upon receipt of the notice, take corresponding measures to effectively and timely avoid damages, and continue to perform the Agreement. In case of any damages, the breaching party shall make compensation to Party A so that Party A can obtain all rights and interests due to the performance of the Agreement.

5.2	If Party B or Party C fails to correct its breach of agreement within ten (10) days after receiving the notice pursuant to Clause 5.1 above, Party A shall have the right to require the breaching party to compensate Party A for any expenses, liabilities or losses incurred to Party A due to the breaching party (including but not limited to the interest paid or lost due to the breach and attorney’s fees). Meanwhile, Party A shall have the right to transfer all or part of the 95% equity held by Party B to Party A and/or the third party designated by Party A in accordance with the Equity Transfer Agreement attached hereto.

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6.	Governing Law and Settlement of Disputes

6.1	Governing Law

The Agreement shall be governed by the laws of the People’s Republic of China, including but not limited to the completion, performance, validity and interpretation of the Agreement.

6.2	Friendly Consultation

In case of any dispute arising from the interpretation or performance of the Agreement, the Parties shall settle such dispute through friendly negotiation or mediation by an intermediate third party. If such dispute cannot be settled in the above manner, the dispute shall be submitted to the arbitration authority for resolution within thirty (30) days from the date of commencement of the above-mentioned negotiation.

6.3	Arbitration

Any dispute arising from the Agreement shall be submitted to Shenzhen Court of International Arbitration for arbitration in accordance with its arbitration rules. The place of arbitration shall be Shenzhen Court of International Arbitration. The arbitral award shall be final and binding upon the Parties.

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7.	Confidentiality

7.1	Confidential Information

The contents hereof and annexes hereto shall be kept confidential. The Parties shall not disclose any information hereof to any third party (except with the prior written consent of the Parties). This clause shall survive the termination of the Agreement.

7.2	Exceptions

If the confidential information shall be disclosed in accordance with the laws, court judgments, arbitral awards and the decisions or requirements of governmental management authorities, regulatory securities authorities, stock exchanges and stock trading institutions, the disclosure of such information shall not be deemed as a breach of Clause 7.1 above.

8.	Miscellaneous

8.1	Entire Agreement

The Parties hereby acknowledge that the Agreement is a fair and reasonable agreement reached by the Parties on the basis of equality and mutual benefits. The Agreement constitutes the entire agreement of the Parties with respect to the subject hereof, and the Agreement shall prevail in case of any inconsistency between any prior discussion, negotiation or agreement and the Agreement. The Agreement shall be amended in writing by the Parties. Any annex hereto shall be an integral part of the Agreement and have the same legal effect as the Agreement.

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8.2	Notice

8.2.1	The notices given by the Parties to perform the rights and obligations hereunder shall be made in writing and shall be delivered by personal delivery, registered mail, postage prepaid, recognized courier service, or facsimile to the following addresses of the party concerned or the Parties.

Party A: Shenzhen Pengze Future Technology Co., Ltd.

Add.: Room 104, Building 4, Dongya Factory Building, No. 6 Nanling North Road, Nanling Village Community, Nanwan Subdistrict, Longgang District, Shenzhen

Tel.: 13590399152

Attention: Zhu Yanchun

Party B:

Shenzhen Jiajun Enterprise Management Partnership (Limited Partnership)

Add.: Room 201, Building B, No. 15, Liangang Road, Hehua Community, Pinghu Subdistrict, Longgang District, Shenzhen

Tel.: 13590399152

Attention: Zhu Yanchun

Dongguan Zhihe Enterprise Management Partnership (Limited Partnership)

Add.: Room 102, No. 21, Shennan Road, Tangxia Town, Dongguan, Guangdong Province

Tel.: 13590399152

Attention: Zhu Yanchun

Yangpu Ruiheng Enterprise Management Partnership (Limited Partnership)

Add.: Room D034, Office Building 2, Bonded Port Area, Xinyingwan District, Yangpu Economic Development Zone, Hainan Province

Tel.: 13678072222

Attention: Deng Lei

Haikou Jintou Enterprise Management Partnership (Limited Partnership)

Add.: Room A101-93, 4F, Joint Inspection Building, Haikou Comprehensive Bonded Zone, Haikou Free Trade Zone, Haikou, Hainan Province

Tel.: 13751136927

Attention: Huang Tianxu

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Zhang Weilai

Add.: No. 88, Huiyuan East Road, Jinjiang District, Chengdu, Sichuan Province

Tel.: 15881042999

Attention: Zhang Weilai

Liang Wenhao

Add.: Room 22A503, Guifangyuan, Buji Subdistrict, Longgang District, Shenzhen

Tel.: 13048987238

Attention: Liang Wenhao

Fang Bendian

Add.: No. 27, Qianjie Village, Zibu Town, Wannian County, Shangrao, Jiangxi Province

Tel.: 15916984056

Attention: Fang Bendian

Shanghai Hezhuo Enterprise Management Center (Limited Partnership)

Add.: Building C, No. 888, Huanhu West Second Road, Lingang New Area, China (Shanghai) Pilot Free Trade Zone

Tel.: 13062625252

Attention: Zhong Yujun

Party C: Shenzhen Gongwuyuan Network Technology Co., Ltd.

Add.: 437(H), No. 5, Gaoerfu Avenue, Guangpei Community, Guanlan Subdistrict, Longhua District, Shenzhen

Tel.: 13590399152

Attention: Zhu Yanchun

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8.2.2	Notices and letters shall be deemed to have been served in the following circumstances:

8.2.2.1	If they are served by facsimile, the date of service shall be the date indicated on the facsimile, but if the facsimile is served later than 5:00 p.m. or on a non-business day in the place of service, the next business day following the date indicated shall be the date of service;

8.2.2.2	If they are served in person (including EMS), the date of service shall be the date of receipt;

8.2.2.3	If they are served by registered mail, the date of service shall be the 3rd day after the date indicated on the receipt of the registered mail.

8.2.3	Binding Force

The Agreement shall be binding upon the Parties.

8.3	Language

The Agreement shall be made in ten copies in Chinese, and each party shall hold one copy.

8.4	Day and Working Day

For the purpose of the Agreement, “day” refers to a calendar day, and the “working day” refers to any day on which banks in the People’s Republic of China normally open for business, including Saturdays or Sundays declared by the Chinese government as temporary working days (below referred to as “holidays for working an extra shift”), excluding statutory holidays and Saturdays or Sundays other than holidays for working an extra shift.

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8.5	Headings

The headings herein are for convenience only and shall not be considered in the interpretation of the Agreement.

8.6	Supplementary Provisions

The obligations, commitments and liabilities of the Authorizing Party to Party A hereunder shall be independent and joint, and the members of the Authorizing Party shall be jointly and severally liable to each other. In respect of Party A, any breach of contract by any member of the Authorizing Party shall automatically constitute a breach of contract by the Authorizing Party.

8.7	Outstanding Matters

Matters not specified herein shall be settled by the Parties through negotiation in accordance with the laws of the People’s Republic of China.

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Party A:

Shenzhen Pengze Future Technology Co., Ltd.

Authorized Representative: _____________

[Xia Daoning]

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Party B:

Shenzhen Jiajun Enterprise Management Partnership (Limited Partnership)

Authorized Representative: _____________

[Wang Xiangxiu]

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Party B:

Dongguan Zhihe Enterprise Management Partnership (Limited Partnership)

Authorized Representative: _____________

[Pan Huiyuan]

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Party B:

Yangpu Ruiheng Enterprise Management Partnership (Limited Partnership)

Authorized Representative: _____________

[Deng Lei]

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Party B:

Haikou Jintou Enterprise Management Partnership (Limited Partnership)

Authorized Representative: _____________

[Huang Tianxu]

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Party B:

Zhang Weilai

_____________

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Party B:

Liang Wenhao

_____________

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Party B:

Fang Bendian

_____________

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Party B:

Shanghai Hezhuo Enterprise Management Center (Limited Partnership)

Authorized Representative: _____________

[Zhong Yujun]

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Party C:

Shenzhen Gongwuyuan Network Technology Co., Ltd.

Authorized Representative: _____________

[Yao Peng]

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Annex 1: Equity Transfer Agreement

Equity Transfer Agreement

This Equity Transfer Agreement (hereinafter referred to as the “Agreement”) was made and entered into in Beijing on ____ by and between:

Party A: Shenzhen Pengze Future Technology Co., Ltd. (hereinafter referred to as “Pengze Future”)

Add.: Room 104, Building 4, Dongya Factory Building, No. 6 Nanling North Road, Nanling Village Community, Nanwan Subdistrict, Longgang District, Shenzhen

Party B:

Shenzhen Jiajun Enterprise Management Partnership (Limited Partnership)

Add.: Room 201, Building B, No. 15, Liangang Road, Hehua Community, Pinghu Subdistrict, Longgang District, Shenzhen

Dongguan Zhihe Enterprise Management Partnership (Limited Partnership)

Add.: Room 102, No. 21, Shennan Road, Tangxia Town, Dongguan, Guangdong Province

Yangpu Ruiheng Enterprise Management Partnership (Limited Partnership)

Add.: Room D034, Office Building 2, Bonded Port Area, Xinyingwan District, Yangpu Economic Development Zone, Hainan Province

Haikou Jintou Enterprise Management Partnership (Limited Partnership)

Add.: Room A101-93, 4F, Joint Inspection Building, Haikou Comprehensive Bonded Zone, Haikou Free Trade Zone, Haikou, Hainan Province

Zhang Weilai

Add.: No. 88, Huiyuan East Road, Jinjiang District, Chengdu, Sichuan Province

Liang Wenhao

Add.: Room 22A503, Guifangyuan, Buji Subdistrict, Longgang District, Shenzhen

Fang Bendian

Add.: No. 27, Qianjie Village, Zibu Town, Wannian County, Shangrao, Jiangxi Province

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Shanghai Hezhuo Enterprise Management Center (Limited Partnership)

Add.: Building C, No. 888, Huanhu West Second Road, Lingang New Area, China (Shanghai) Pilot Free Trade Zone

Party C: Shenzhen Gongwuyuan Network Technology Co., Ltd.

Add.: 437(H), No. 5, Gaoerfu Avenue, Guangpei Community, Guanlan Subdistrict, Longhua District, Shenzhen

Party A, Party B and Party C are hereinafter separately referred to as a “Party” and collectively as the “Parties”.

Whereas:

1.	Party A is a foreign-invested enterprise legally registered and incorporated and validly existing in the People’s Republic of China (hereinafter referred to as “China”);

2.	Party C is a wholly domestic company registered in China and Party B holds 95% equity of Party C in total (hereinafter referred to as the “Related Equity”); and

3.	Party B is willing to transfer part or all of the 95% equity held by Party B in total in Party C to Party A and (or) the third party designated by Party A when Party A and (or) the third party designated by Party A exercise its option in accordance with relevant provisions of the Equity Disposal Agreement made and entered into by and between Party B and Party A on December 29, 2021, and Party A and (or) the third party designated by Party A agrees to accept such equity (hereinafter referred to as “equity transfer”).

Therefore, the Parties have reached the following agreement through consultation:

1.	Equity Transfer

1.1	Party B agrees to transfer related equity in Party C to Party A, among the members of Party B, Shenzhen Jiajun Enterprise Management Partnership (Limited Partnership) transfers [40]% equity, Dongguan Zhihe Enterprise Management Partnership (Limited Partnership) transfers [13.55]% equity, Yangpu Ruiheng Enterprise Management Partnership (Limited Partnership) transfers [12.15]% equity, Haikou Jintou Enterprise Management Partnership (Limited Partnership) transfers [11.4]% equity, Zhang Weilai transfers [9]% equity, Liang Wenhao transfers [4]% equity, Fang Bendian transfers [3]% equity, Shanghai Hezhuo Enterprise Management Center (Limited Partnership) transfers [1.9]% equity, and Party A agrees to accept such transfer. Upon completion of the transfer, Party A holds [95]% equity of Party C.

1.2	As the consideration for the equity transfer, Party A shall, in accordance with the provisions of Article 2 hereof, pay CNY ____ to Shenzhen Jiajun Enterprise Management Partnership (Limited Partnership), CNY ____ to Dongguan Zhihe Enterprise Management Partnership (Limited Partnership), CNY ____ to Yangpu Ruiheng Enterprise Management Partnership (Limited Partnership), CNY ____ to Haikou Jintou Enterprise Management Partnership (Limited Partnership), CNY ____ to Zhang Weilai, CNY ____ to Liang Wenhao, CNY ____ to Fang Bendian, and CNY ____ to Shanghai Hezhuo Enterprise Management Center (Limited Partnership).

1.3	Party B agrees to the equity transfer under this Article and is willing to and will cause other shareholders of Party C (except Party B) to be willing to sign the necessary documents including the Resolution of Shareholders’ Meeting and the letter of giving up the priority to purchase relevant equity and provide assistance in handling the equity transfer formalities.

1.4	Party B and Party C shall be jointly and severally responsible for taking all necessary actions, including but not limited to executing the Agreement, adopting the resolution of Shareholders’ Meeting and amendments to the Articles of Association to realize the transfer of equity from Party B to Party A, and shall be responsible for completing all governmental approval or industrial and commercial registration and filing formalities within ten (10) working days after Party A issues the notice of exercise in accordance with the provisions of the Equity Disposal Agreement to make Party A the registered owner of such equity.

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2.	Payment of Equity Transfer Price

2.1	Within five (5) working days after Party A executes the Agreement, Party A shall pay CNY ____ to Shenzhen Jiajun Enterprise Management Partnership (Limited Partnership), CNY ____ to Dongguan Zhihe Enterprise Management Partnership (Limited Partnership), CNY ____ to Yangpu Ruiheng Enterprise Management Partnership (Limited Partnership), CNY ____ to Haikou Jintou Enterprise Management Partnership (Limited Partnership), CNY ____ to Zhang Weilai, CNY ____ to Liang Wenhao, CNY ____ to Fang Bendian, and CNY ____ to Shanghai Hezhuo Enterprise Management Center (Limited Partnership). Within five (5) working days after the date of completion of all governmental approvals and/or registration and filing formalities, Party A shall pay CNY ____ to Shenzhen Jiajun Enterprise Management Partnership (Limited Partnership), CNY ____ to Dongguan Zhihe Enterprise Management Partnership (Limited Partnership), CNY ____ to Yangpu Ruiheng Enterprise Management Partnership (Limited Partnership), CNY ____ to Haikou Jintou Enterprise Management Partnership (Limited Partnership), CNY ____ to Zhang Weilai, CNY ____ to Liang Wenhao, CNY ____ to Fang Bendian, and CNY ____ to Shanghai Hezhuo Enterprise Management Center (Limited Partnership).

2.2	Party B shall issue an appropriate receipt certificate to Party A within five (5) working days upon receipt of each payment mentioned in Clause 2.1.

3.	Representations and Warranties

3.1	Each party hereto represents and warrants that:

(a)	It is a legally incorporated and existing company or an individual with full capacity for civil conduct, has the full right and ability to execute and perform the Agreement and other documents related hereto required to achieve the purpose hereof;

(b)	It has taken or will take all actions necessary to properly and effectively authorize the execution, delivery and performance of the Agreement and all other documents relating to the transactions hereunder, and such execution, delivery and performance do not violate any relevant laws, regulations and government provisions, and shall not infringe upon the legitimate rights and interests of any third party.

3.2	Party B and Party C jointly and severally represent and warrant to Party A that:

(a)	Party B legally and effectively holds [ ]% equity of Party C, and the acquisition and holding of such equity by Party B does not violate any laws, regulations or government decisions, or infringe upon the interests and rights of any third party;

(b)	Party C is a limited liability company duly incorporated and validly existing under the laws of China, which has a complete capacity for rights and conduct, has the right to own, dispose of and operate its assets and business, and carry on its business as it currently does or is intended to do. Party C has obtained all licenses, qualification certificates or approval, permission, filing or registration formalities of other governmental authorities for engaging in all businesses specified in its business license;

(c)	Party C has no material violation of relevant laws and regulations or government regulations from the execution of the Agreement to the completion of equity transfer;

(d)	The 95% equity of Party C held by Party B is free of any security interest or any other third party rights unless otherwise agreed by the Parties;

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(e)	It has not omitted to provide Party A with any documents or information relating to Party C or its business that may affect its decision to enter into the Agreement;

(f)	Prior to the completion of the equity transfer, it will not, by any act or omission, authorize or cause to be issued or undertake to be issued any new equity except the equity already issued at the date of execution of the Agreement, and will not change the registered capital or shareholder structure of Party C in any form.

4.	Effectiveness and Term

The Agreement is executed on the date first above written and comes into effect simultaneously.

5.	Settlement of Disputes

In case of any dispute between the Parties hereto concerning the interpretation and performance of the provisions of the Agreement, the Parties shall negotiate in good faith to settle such dispute. If the Parties fail to reach an agreement to settle the dispute within thirty (30) days after the request of either party to settle the dispute through negotiation, either party may submit the dispute to Shenzhen Court of International Arbitration for arbitration in accordance with its current arbitration rules. The place of arbitration shall be Shenzhen and the language of the arbitration shall be Chinese. The arbitral award shall be final and binding upon the related parties.

6.	Governing Law

The validity, interpretation, and enforcement of the Agreement shall be governed by the laws of the People’s Republic of China.

7.	Amendments and Supplements to the Agreement

The Agreement shall be amended and supplemented by a written agreement between the Parties. The amended and supplementary agreements to the Agreement duly signed by the Parties hereto shall constitute an integral part of the Agreement and shall have the same legal effect as the Agreement.

8.	Severability of the Agreement

If any provision hereof is invalid or unenforceable due to any inconsistency with the relevant law, the provision shall be invalid or unenforceable only within the jurisdiction of the relevant law and shall not affect the legal effect of other provisions hereof.

9.	Annexes Hereto

Any annex hereto shall be an integral part of the Agreement and have the same legal effect as the Agreement.

10.	Miscellaneous

10.1	The Agreement shall be written in Chinese and shall be made in ten copies, and each party shall hold one copy.

10.2	If Party A designates any third party to exercise the option, Party A mentioned in the Equity Transfer Agreement shall be Party A and/or the third party designated by Party A as the case may be.

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Party A: Shenzhen Pengze Future Technology Co., Ltd.

Authorized Representative: _____________

[Xia Daoning]

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Party B:

Shenzhen Jiajun Enterprise Management Partnership (Limited Partnership)

Authorized Representative: _____________

[Wang Xiangxiu]

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Party B:

Dongguan Zhihe Enterprise Management Partnership (Limited Partnership)

Authorized Representative: _____________

[Pan Huiyuan]

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Party B:

Yangpu Ruiheng Enterprise Management Partnership (Limited Partnership)

Authorized Representative: _____________

[Deng Lei]

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Party B:

Haikou Jintou Enterprise Management Partnership (Limited Partnership)

Authorized Representative:_____________

[Huang Tianxu]

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Party B:

Zhang Weilai

_____________

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Party B:

Liang Wenhao

_____________

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Party B:

Fang Bendian

_____________

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Party B:

Shanghai Hezhuo Enterprise Management Center (Limited Partnership)

Authorized Representative: _____________

[Zhong Yujun]

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Party C:

Shenzhen Gongwuyuan Network Technology Co., Ltd.

Authorized Representative: _____________

[Yao Peng]

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